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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549


                                       FORM 8-K
                                    CURRENT REPORT

        PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  NOVEMBER 22, 1996
                   Date of report (Date of earliest event reported)

                                    ANALOGY, INC.
                (Exact name of registrant as specified in its charter)







         OREGON                           0-27752               93-0892014
(State or other jurisdiction      (Commission File Number)  (IRS Employer
of incorporation or organization)                          Identification No.)


                                 9205 SW GEMINI DRIVE
                               PORTLAND, OREGON  97008
                (Address of principal executive offices and zip code)

                                     503-626-9700
                 (Registrant's telephone number including area code)



              THE INDEX TO EXHIBITS APPEARS ON PAGE 3 OF THIS DOCUMENT.
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On November 22, 1996 Analogy, Inc. (the "Company") acquired Symmetry Design Systems, Inc. (Symmetry), an independent developer of analog and mixed-signal modeling tools and model libraries, located in Los Altos, California. The Agreement and Plan of Merger (the "Merger Agreement") dated as of October 23, 1996, by and among the Company, Analogy Acquisition Corporation, the Company's wholly-owned subsidiary ("Acquisition"), and Symmetry, as amended on November 22, 1996, provides for the merger of Acquisition with and into Symmetry (the "Merger"), with Symmetry surviving and becoming a wholly-owned subsidiary of the Company. In consideration of the Merger, each issued and outstanding share of common stock of Symmetry was cancelled and converted into the right to receive each Symmetry shareholder's pro rata share of 590,784 shares of the Company's common stock, and a contingent contractual right to receive each Symmetry shareholder's pro rata share of 59,216 additional shares of the Company's common stock.

The Company is accounting for the Merger as a purchase valued at approximately $2.7 million. The consideration was determined through arms-length negotiations between the Company and Symmetry.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

         (c)  EXHIBITS

              2.1 Agreement and Plan of Merger dated as of October 23, 1996, by and among Analogy, Inc., Analogy Acquisition Corporation and Symmetry Design Systems, Inc.

              2.2 First Amendment to Agreement and Plan of Merger dated as of November 22, 1996, by and among Analogy, Inc., Analogy Acquisition Corporation and Symmetry Design Systems, Inc.

              4.1 Registration Rights Agreement dated as of November 22, 1996, by and among Analogy, Inc., Alan B. Grebene, Martin G. Walker, Chenmin Hu, Xinping He, Yu Liu, Andrew L. Hughes, Wenge Wu, Zheng Shi, John A Wilson, Qing Chang and E-Hui Xu.

              99.1  Press Release.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 4, 1996


                             ANALOGY, INC.


                             By: /s/ TERRENCE A. RIXFORD
                                --------------------------------
                                Terrence A. Rixford
                                Vice President, Finance and Administration
                                (Principal Financial Officer)


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                                    ANALOGY, INC.
                                       FORM 8-K
                                    EXHIBIT INDEX


   Exhibit
    No.                           Description
    ---                           -----------


    2.1 Agreement and Plan of Merger dated as of October 23, 1996, by and among Analogy, Inc., Analogy Acquisition Corporation and Symmetry Design Systems, Inc.

    2.2 First Amendment to Agreement and Plan of Merger dated as of November 22, 1996, by and among Analogy, Inc., Analogy Acquisition Corporation and Symmetry Design Systems, Inc.

    4.1 Registration Rights Agreement dated as of November 22, 1996, by and among Analogy, Inc., Alan B. Grebene, Martin G. Walker, Chenmin Hu, Xinping He, Yu Liu, Andrew L. Hughes, Wenge Wu, Zheng Shi, John A Wilson, Qing Chang and E-Hui Xu.

    99.1      Press Release.


                                          3